Rule 497(e)

File No. 333-283221

REX ETF Trust

(the “Trust”)

REX NVDA Growth & Income ETF (NVII)

REX TSLA Growth & Income ETF (TSII)

REX WMT Growth & Income ETF (WMTI)

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Prospectus

Dated September 17, 2026

Notwithstanding anything to the contrary in each Fund’s prospectus, effective immediately, each Fund may invest in exchange-traded futures contracts on the applicable Underlying Security. Accordingly, the “Additional Information About Each Fund’s Principal Investment Strategies” section of the prospectus has been updated, in relevant part, as follows:

“The Fund may also utilize total return swap agreements, exchange-traded futures contracts or purchase shares of the Underlying Security directly.”

In addition, the following risk factor has been added to each Fund’s prospectus as a non-principal risk of investing in the Fund:

FUTURES CONTRACTS RISK. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying reference asset; (ii) a possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration, a process referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the prices of contracts in the distant months, the sale of the near-term contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the Fund. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. Significant and unpredictable increases in futures contract margin rates relative to prevailing futures prices could prevent the Fund from obtaining or maintaining its desired exposure to the Underlying Security. Further, if the futures market for instruments referencing the Underlying Security is in contango, the Fund may experience negative roll yield, and the impact of backwardation or contango may cause the returns of the Fund to vary significantly from the performance of the Underlying Security. Futures contracts may be subject to exchange-imposed price limits, accountability levels, position limits, margin requirements or other restrictions imposed by futures commission merchants (“FCMs”), listing exchanges or the CFTC. If the Fund is unable to buy or sell futures contracts because of trading halts, price limits, limited liquidity, market disruption, margin requirements or other limitations, the Adviser may take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including investing in other instruments that provide exposure to the Underlying Security, using other derivatives or cash equivalents, or temporarily obtaining less than the desired exposure.

Please Keep This Supplement With Your Fund’s Prospectus For Future Reference